CONFORMED COPY





                           Date 8 December, 1998




                     HARLAND AND WOLFF SHIPBUILDING
                      AND HEAVY INDUSTRIES LIMITED


                                  - and -



                       GLOBAL MARINE INTERNATIONAL
                          DRILLING CORPORATION


                                  - and -



                    GLOBAL MARINE LEASING CORPORATION


                                  - and -



                            GLOBAL MARINE INC.



GM NOVATION AGREEMENT

relating to Shipbuilding Contract
dated 27 February, 1998 for the
construction of deepwater
drillship Hull No.1739




                                    INDEX

       Clause	                                                 Page

1      DEFINITIONS AND INTERPRETATION                            1
2      NOVATION                                                  2
3      MISCELLANEOUS                                             3
4      LAW                                                       4


                                EXECUTION


THIS GM NOVATION AGREEMENT is made on 8 December, 1998
BETWEEN:

(1) HARLAND AND WOLFF SHIPBUILDING AND HEAVY INDUSTRIES LIMITED, a company incorporated under the laws of Northern Ireland having its registered office at Queens Island, Belfast, Northern Ireland, BT3 9DU (the "Builder");

(2) GLOBAL MARINE INTERNATIONAL DRILLING COMPANY (formerly named Global Marine International Services Corporation), a corporation incorporated under the laws of The Bahamas having its registered office at c/o McKinney, Bancroft & Hughes, Manera House, 4 George Street, PO Box No. 3937, Nassau, Bahamas ("GMIDC");

(3) GLOBAL MARINE LEASING CORPORATION, a corporation incorporated under the laws of The Bahamas having its registered office at c/o McKinney, Bancroft & Hughes, Mareva House, 4 George Street, PO Box No. 3937, Nassau, Bahamas ("GMLC"); and

(4) GLOBAL MARINE INC., a corporation incorporated under the laws of Delaware, having an office at 777 N. Eldridge Parkway, Houston, Texas 77078, USA ("GMI").

WHEREAS:

(A) GMIDC and the Builder have entered into the Old Contract (as defined below) for the construction, completion and delivery by the Builder and delivery to GMIDC of a deepwater drillship, identified by the Builder as Hull No. 1739.

(B) GMIDC and GMLC have agreed that GMLC will assume all the rights and obligations of GMIDC under the Old Contract and the Builder is willing to and agree to the substitution of GMLC in place of GMIDC in relation to such rights and obligations, to the release of GMIDC in respect thereof so as to bring into existence the New Contract (as defined below) between the Builder and GMLC, all subject to and upon the terms and conditions of this Agreement; and

(C) GMI, GMIDC and GMLC have agreed that, in consideration of the arrangements referred to above, GMLC will assume certain obligations of GMIDC to GMI, and GMIDC will be released from such obligations.

IT IS AGREED as follows:

1 DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires, words and expressions defined in the Old Contract or the New Contract shall have the meanings given to them therein when used herein, and the following words and expressions shall have the following meaning:


      "Dollars" and "$" means the lawful currency of the United States of America;

      "Existing Work" means that Work, if any, in respect of which, in accordance with the New Contract, title has passed to GMIDC on or before time at which this Agreement takes effect in accordance with Clause 2.1;

      "New Contract" means the Old Contract as it is to be novated to GMLC by, and subject to and in accordance with the terms and conditions of, this Agreement;

      "Novated Obligations" means all the obligations and liabilities of "Owner" expressed to be imposed under, or otherwise arising under, out of or in connection with, the Old Contract, as such obligations and liabilities are to be novated subject to and in accordance with the terms and conditions of this Agreement (which obligations and liabilities shall, for the avoidance of doubt, include obligations and liabilities arising under the Old Contract on or before the date hereof which have not been performed or discharged on the date hereof including obligations and liabilities in respect of amounts invoiced by the Builder but not paid);

     	"Novated Rights" means all the rights and claims of "Owner" expressed to be granted under, or otherwise arising under, out of or in connection with, the Old Contract, as such rights and claims are to be novated subject to and in accordance with the terms and conditions of this Agreement (which rights and claims shall, for the avoidance of doubt, include rights and claims in respect of obligations and liabilities of the Builder arising under the Old Contract before the date hereof);

      "Old Contract" means the contract dated 27 February, 1998 between GMIDC and the Builder first referred to in Recital (A) above, including all schedules thereto, as amended, varied and supplemented prior to the date hereof.

1.2 References in this Agreement to Clauses or Appendices are, unless otherwise specified, references to clauses of, and appendices to, this Agreement.

1.3 References to "person" or "persons" or to words importing persons include, without limitation, individuals, firms, corporations, government agencies, committees, departments, authorities and other bodies, incorporated or unincorporated, whether having distinct legal personality or not.

1.4   Clause headings are for ease of reference only.

2 NOVATION

2.1 Immediately prior to the Effective Time (as defined in a novation agreement of even date herewith and made between the Builder, GMLC, GMIDC and Nelstar Leasing Company Limited) it is agreed that the following shall, and hereby does, take place:

(a) GMIDC releases and discharges the Builder from all obligations, liabilities, claims and demands under the Old Contract;

(b) the Builder releases and discharges GMIDC from all obligations, liabilities, claims and demands under the Old Contract;

(c) GMLC has the benefit of the Novated Rights to the exclusion of GMIDC and the Builder assumes towards GMLC all obligations and liabilities corresponding to the Novated Rights;

(d) GMLC assumes the Novated Obligations and the Builder has the benefit of all rights and claims corresponding to the Novated Obligations;

(e) GMIDC passes to GMLC such title to the Existing Work and the Vessel as it is constructed as it has obtained from the Builder, and GMLC accepts such title in accordance with Clause 9.1(e) of the New Contract, such that the Old Contract shall cease to have effect as between the Builder and GMIDC and shall be novated so as to bring the New Contract into effect between the Builder and GMLC.

2.2 The Builder acknowledges that all obligations and liabilities of GMIDC under the Old Contract which have been performed or discharged by GMIDC shall, to that extent, be treated by the Builder for the purposes of the New Contract as having been performed or discharged by GMLC.

2.3 Except as otherwise expressly provided in this Agreement, nothing in this Agreement or the New Contract shall subject the Builder to any liability to which it would not otherwise be subject under the Old Contract or diminish in any way any rights or remedies to which the Builder would otherwise be entitled under the Old Contract or modify in any respect the Builders contractual rights and obligations thereunder.

2.4 The Builder hereby acknowledges and agrees with GMLC that, if the Builder is in breach of its obligations under the Old Contract, GMIDCs entitlement to damages shall be preserved and vest in GMLC. If the Builder is in breach of its obligations under the Old Contract or New Contract the measure of damages shall be that which would have been payable to GMIDC under the Old Contract if this Agreement had not been entered into; provided that the Builder shall not be liable to pay an aggregate amount under Clauses 17 or 25 of the New Contract in excess of the amount which the Builder would have been liable to pay under Clauses 17 and 25 of the Old Contract as if this Agreement had not been entered into.

2.5 Immediately following the novation referred to at clause 2.1 above, all references in the New Contract to Owner shall be construed as references to GMLC rather than GMIDC, provided that:

      (a) in Clause 1.1.28 the first reference to Owner shall mean the Old Owner and the second reference to Owner shall mean the Old Owner before the time at which the novation contained in Clause 2 of this Agreement takes effect, and the New Owner thereafter;

      (b) in Clause 3.2 the reference to Owner in the second line of sub-clause (a) shall mean the Old Owner; and

      (c) in Clause 3.5, the reference to Owner shall mean the Old Owner (so that, for the avoidance of doubt, the applicable Builders Working Drawings and other applicable rights referred to in that Clause shall be and remain the property of the Old Owner and not the New Owner).

2.6 For the avoidance of doubt, all rights and obligations of GMIDC in respect of OFE shall remain with GMIDC, and no title to any OFE shall pass to GMLC under this Agreement.

2.7 In consideration of the novation contained in Clause 2.1 above, GMLC shall, and hereby does, assume, with effect immediately following such novation, the obligation of GMIDC to repay to GMI outstanding indebtedness under certain intra-group arrangements in the amount of US$123,687,203.74 and GMIDC shall be, and hereby is, released by GMI from such obligations.

3 MISCELLANEOUS

3.1 This Agreement may be executed in several counterparts and any single counterpart or set of counterparts signed, in either case, by all of the parties thereto shall be deemed to be an original, and all counterparts when taken together shall constitute one and the same instrument.

3.2 This Agreement may be amended only by an instrument in writing signed by all of the parties hereto.

3.3 Any waiver of any right, power or privilege by any party hereto shall be in writing signed by such party. No failure or delay by any party hereto to exercise any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of such right, power or privilege preclude any further exercise thereof or of any other right, power or privilege.

4 LAW

4.1 This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of England and Wales.

4.2 Each of the parties hereto submits to the jurisdiction of the courts of England with respect to this Agreement.


SIGNED by the representatives of the parties.

___________________________________________
J.P. WARD, Attorney-in-Fact
Duly authorised for and on behalf of for H&W
HARLAND AND WOLFF SHIPBUILDING
AND HEAVY INDUSTRIES LIMITED



___________________________________________
W.A. BAKER
Duly authorised for and on behalf of
GLOBAL MARINE INTERNATIONAL
DRILLING CORPORATION



_________________________________________
W.A. BAKER
Duly authorised for and on behalf of
GLOBAL MARINE LEASING CORPORATION



_________________________________________
W. RALLS
Duly authorised for and on behalf of
GLOBAL MARINE INC.